Exhibit 99.2

 Frontier (FYBR)Investor Day Presentation  August 5, 2021

 Safe Harbor statement  This presentation contains "forward-looking statements" related to future events. Forward-looking statements address our expectations or beliefs concerning future events, including, without limitation, our future operating and financial performance, our ability to comply with the covenants in the agreements governing our indebtedness and other matters. These statements are made on the basis of management’s views and assumptions, as of the time the statements are made, regarding future events and performance and contain words such as “expect,” “anticipate,” “intend,” “plan,” “forecast,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. A wide range of factors could materially affect future developments and performance, including but not limited to: our significant indebtedness, our ability to incur substantially more debt in the future, and covenants in the agreements governing our current indebtedness that may reduce our operating and financial flexibility; our ability to successfully implement strategic initiatives, including our fiber buildout and other initiatives to enhance revenue and realize productivity improvements and cost savings; competition from cable, wireless and wireline carriers, satellite, fiber “overbuilders” and “over the top” companies, and the risk that we will not respond on a timely or profitable basis; our ability to successfully adjust to changes in the communications industry, including the effects of technological changes and competition on our capital expenditures, products and service offerings; risks related to disruption in our networks, infrastructure and information technology that result in customer loss and/or incurrence of additional expenses; the impact of potential information technology or data security breaches or other cyber-attacks or other disruptions; our ability to retain or attract new customers and to maintain relationships with customers, including wholesale customers; our reliance on a limited number of key supplies and vendors; declines in revenue from our voice services, switched and non-switched access and video and data services that we cannot stabilize or offset with increases in revenue from other products and services; our ability to secure, continue to use or renew intellectual property and other licenses used in our business; our ability to hire or retain key personnel; our ability to dispose of certain assets or asset groups or to make acquisition of certain assets on terms that are attractive to us, or at all; the effects of changes in the availability of federal and state universal service funding or other subsidies to us and our competitors and our ability to obtain future subsidies, including participation in the proposed RDOF program; our ability to meet our CAF II and RDOF obligations and the risk of penalties or obligations to return certain CAF II and RDOF funds; our ability to defend against litigation and potentially unfavorable results from current pending and future litigation; our ability to comply with applicable federal and state consumer protection requirements; the effects of governmental legislation and regulation on our business, including costs, disruptions, possible limitations on operating flexibility and changes to the competitive landscape resulting from such legislation or regulation; the impact of regulatory, investigative and legal proceedings and legal compliance risks; our ability to effectively manage service quality in the states in which we operate and meet mandated service quality metrics; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; the effects of changes in accounting policies or practices; our ability to successfully renegotiate union contracts; the effects of increased medical expenses and pension and postemployment expenses; changes in pension plan assumptions, interest rates, discount rates, regulatory rules and/or the value of our pension plan assets; the likelihood that our historical financial information may no longer be indicative of our future performance and our implementation of fresh start accounting; adverse changes in economic, political and market conditions in the areas that we serve, the U.S. and globally; potential adverse impacts of the COVID-19 pandemic on our business and operations, including potential disruptions to the work of our employees arising from health and safety measures such as social distancing and working remotely, our ability to effectively manage increased demand on our network, our ability to maintain relationships with our current or prospective customers and vendors, as well as their abilities to perform under current or proposed arrangements with us, and stress on our supply chain; risks associated with our emergence from the Chapter 11 Cases, including, but not limited to, the continuing effects of the Chapter 11 Cases on us and our relationships with our suppliers, customers, service providers or employees and changes in the composition of our board of directors and senior management; volatility in the trading price of our common stock, which has a limited trading history; substantial market overhang from the common stock issued in the Chapter 11 reorganization; certain provisions of Delaware law and our certificate of incorporation that may prevent efforts by our stockholders to change the direction or management of our Company; and certain other factors set forth in our other filings with the SEC. This list of factors that may affect future performance and the accuracy of forward-looking statements is illustrative and is not intended to be exhaustive. You should consider these important factors, as well as the risks and other factors contained in Frontier’s filings with the U.S. Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. We do not intend, nor do we undertake any duty, to update any forward-looking statements.Non-GAAP Financial MeasuresCertain financial measures included herein, including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Operating Expenses and Operating Free Cash Flow, are not made in accordance with U.S. GAAP, and use of such terms varies from others in the same industry. Non-GAAP financial measures should not be considered as alternatives to net income (loss), net income margin or any other performance measures derived in accordance with U.S. GAAP as measures of operating performance or cash flows as measures of liquidity. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with U.S. GAAP. Projected GAAP financial measures and reconciliations of projected non-GAAP financial measures are not provided herein because such GAAP financial measures are not available on a forward-looking basis and such reconciliations could not be derived without unreasonable effort.This presentation uses the term “Implied Enterprise Value”, “Implied EV” and other similar terms, which is calculated using a trend line implied by our peers and certain assumed levels of broadband penetration. This term does not necessarily represent our actual enterprise value. Note Regarding Classifications of ResultsUnless otherwise indicated, the information presented herein, including operational, non-GAAP measures, and commentary pertain to the Remaining Properties only. “Remaining Properties,” as defined in Frontier’s 10-K for the year ended December 31, 2020, comprises the 25 states Frontier currently operates in and excludes Washington, Oregon, Idaho, and Montana due to the divestiture of operations and assets in these states effective May 1, 2020. “Consolidated” refers to the entire business, which may include financial data from Washington, Oregon, Idaho, and Montana for the periods through May 1, 2020. References to “Northwest Ops” refer to the metrics of the four Northwest states.  Forward looking language

Today's presenters…



Nick Jeffery

Chief Executive Officer



Scott Beasley

Chief Financial Officer

Veronica Bloodworth

Chief Network Officer



John Stratton

Executive Chairman of the Board



© Frontier Communications.

Frontier COMMUNICATIONS 3

   Today’sAgenda  Company overview & FY 21 momentum  Strategic review

   5  © Frontier Communications.   Company overview & FY 21 momentum  01          • • • • • • •

Frontier today: company overview

Frontier footprint



Key operational & financial metrics

$6.7B
LTM Revenue as of Q2 '21

$2.7B
LTM Adj. EBITDA as of Q2 '21

2.8M
Broadband Customers[1]

$1.1B
LTM EBITDA from Fiber as of Q2 '21

400k
Businesses within 250 feet of Frontier fiber

23k
Towers within 1 mile of Frontier fiber

Note: All metrics shown are adjusted for the sale of Northwest Operations. Adjusted EBITDA and Adjusted EBITDA margins are non-GAAP measures. See Appendix slides for reconciliations to the closest GAAP measure.
1. Including consumer and business broadband subscribers

© Frontier Communications.

Frontier COMMUNICATIONS 6

Our new board brings extensive experience across key disciplines

Technology | Finance | Operations | Legal & Regulatory | Telcom Industry | Talent



John Stratton, Chairman

Former EVP, President of Verizon Global Operations



Kevin Beebe

Co-Founder, Astra Capital Management

Former Group President of Operations, ALLTEL Corp.



Lisa Chang

Chief People Officer, Coca-Cola Company



Pamela Coe

Former Deputy General Counsel and Corporate Secretary of Liberty Media Corporation



Nick Jeffery, CEO

Former CEO of Vodafone UK



Stephen Pusey

Former Global Chief Technology Officer, Vodafone Group PLC



Margaret "Peggy" Smyth

Former CFO, National Grid USA



Maryann Turcke

Former Chief Operating Officer, National Football League



Pratabkumar "Prat" Vemana

Chief Digital Officer, Kaiser Foundation Health Plans and Hospitals (Kaiser Permanente)

© Frontier Communications.

Frontier COMMUNICATIONS

7

Management Team with strong track record of creating shareholder value and leading turnarounds



Nick Jeffrey
Chief Executive Officer
Former CEO of Vodafone UK



Scott Beasley
Chief Financial Officer
Former CFO of Arcosa



Veronica Bloodworth
Chief Network Officer
Former SVP of Construction and Engineering for AT&T



John Harrobin
EVP of Consumer
Former CMO of Audible & Verizon



Mike Shippey
EVP of Business & Wholesale
Former President of Wholesale for Windstream Holdings



Alan Gardner
Chief People Officer
Former SVP of Human Resources for Verizon Wireless



Mark Nielsen
Chief Legal Officer
+30 years legal & governmental experience



Erin Kurtz
Chief Communications Officer
Former SVP of Communications for XPO Logistics

© Frontier Communications.

Frontier COMMUNICATIONS

8

Commitment to ESG

Our Products

Our products connect people to the Digital Society

- Connect underserved communities in rural areas across 25 states to bridge the "digital divide"
- Participate in FCC CAF & RDOF programs
- Products enable online work and education

Our People

We develop a talented, diverse, sustainable workforce

- Robust environmental, health and safety compliance programs
- Contribution to community engagement programs where we live and work
- Talent development, performance & retention programs

Our Planet

We are stewards of the environment

- Fiber network uses less energy than broadband alternatives
- Frontier Green Initiatives to decrease energy consumption & reduce waste
- First electric vehicle purchases in 2021 to reduce GHG footprint
- Meet or exceed federal, state & local laws & regulations governing greenhouse gas emissions, hazardous materials & pollutants

Our Governance

We are committed to the highest principles of governance

- Diverse board representation
- "Pay for Performance" compensation philosophy
- Separate Chairman & CEO role
- Board level oversight of human capital & ESG matters
- Comprehensive compliance & ethics programs

© Frontier Communications.

Frontier COMMUNICATIONS 9

New culture of performance accountability

	Award Type	Focus	Performance Objectives
Annual Incentive Plan (AIP)	Cash	1 year operational and financial targets	Adjusted EBITDA Revenue Fiber Passings Constructed Net Fiber Broadband Adds
Long Term Incentive Plan (MIP)	Equity: Performance-Based Restricted Stock Units	Long term shareholder value creation	Fiber EBITDA Fiber Passings Constructed Fiber Penetration Total Shareholder Return
	Equity: Time-Based Restricted Stock Units		Share Price



At risk
Annual Target CEO Pay[1]: 85% at Risk
Base
15%
PBRSU[2]
37%
29%
AIP[3]
19%
TBRSU[4]

1. Excludes one-time bankruptcy emergence grants in 2021 | 2. PBRSU: Performance-Based Restricted Stock Unit | 3. AIP: Annual Incentive Plan | 4. TBRSU: Time Based Restricted Stock Units

© Frontier Communications.

Frontier COMMUNICATIONS 10

   How  What  The Frontier Way  Get it done together  Create the Future  Earn Customer Loyalty  Do what we say we will do    Why  Digital Society  Inclusion for all  Environment      Fiber deployment  Customer experience  Penetration  Operational efficiency  Revenue Growth + Cost Leadership  Radical Simplification + Reset Culture  Clear purpose Building Gigabit America

   Q2 2021: Financial Highlights  $1.62B Revenue, including roughly flat sequential data revenue but lower voice revenue  $298M Operating Income, up sequentially from Q1 2021  $633M of Adjusted EBITDA, down sequentially as Fiber growth was offset by Copper decline  $278M of Adjusted EBITDA from Fiber, up sequentially on higher Consumer Fiber performance  Note: Adjusted EBITDA and Operating Free Cash Flows are non-GAAP measures. See Appendix for reconciliations to closest GAAP measures.

   Q2 2021: Key operating metrics  157k fiber passings constructed during the quarter, up 51% from Q1’s pace  12k fiber net adds, marking 8th consecutive quarter of positive consumer fiber net adds   1.5% consumer fiber churn, continuing the trend of improvement vs. 2020 performance  $63.10 ARPU for consumer fiber, as consumers continue to upgrade speeds

     Accelerated build to 600,000+ locations in FY 21                    End of 2020  260  Completed 1H 2021 Builds  340  Planned 2H 2021 Builds  Wave 1: Projected End of 2021  3,300  ~4,000      2021 Fiber build plan (‘000s homes)  Key drivers of 2021 build acceleration  Strengthened executive team with industry leaders   Developed partnerships with fiber build partners  Refined processes to accelerate build decision-making and eliminate silos  600K+ builds to be completed in FY21, up from 495K in previous plan

Updating capex and fiber build guidance, driven by fiber acceleration in 2021

	2020A	Initial 2021E	Revised 2021E
Capital Expenditures	$1.2B	~$1.5B	~$1.8B
Fiber Build	60,000	495,000	600,000
Adjusted EBITDA	$2.77B[1]	**$2.40 - 2.50B**	**$2.40 - 2.50B**

Note: Projected GAAP financial measures and reconciliations of projected non-GAAP financial measures are not provided herein because such GAAP financial measures are not available on a forward-looking basis and such reconciliations could not be derived without unreasonable effort. Adjusted EBITDA is a non-GAAP Financial measure.

1. See Appendix for a reconciliation to the closest GAAP measure.

© Frontier Communications.

Frontier COMMUNICATIONS 15

   16  © Frontier Communications.           Strategic review  02  • • • • • • •

 Major announcements in today’s presentation  10M+ locations passed with fiber  Best in class consumer offering today                                                          by the end of 2025  for all digital needs  Launching 2Gbps in 1Q 2022  to unlock next-gen digital experiences  Targeting $250M run rate savings by FY 2023   from simplifying operations & improving customer experience  Symmetrical 1 Gbps  Symmetrical 2 Gbps

       Strategy focused on 4 levers of value creation        Customer ExperienceDeliver an exceptional endto end customer journey  Fiber DeploymentAccelerate our fiber build  Operational efficiencySimplify and digitize operations  PenetrationWin customers in our fiber footprint  BuildingGigabitAmerica

 Strategy focused on 4 levers of value creation        Customer ExperienceDeliver an exceptional endto end customer journey  Fiber DeploymentAccelerate our fiber build  Operational efficiencySimplify and digitize operations  PenetrationWin customers in our fiber footprint  BuildingGigabitAmerica

   Demand for high-speed broadband growing rapidly  1. Combines North America Mobile Network Traffic & Consumer Internet Traffic, Credit Suisse Report 2021 | 2. eMarketer, NSR | 3. Bell Labs Projection | 4. Uplink / Downlink ratio is projected to double by 2025 (1:5 in 2025 vs. 1:10 in 2020)       Demand expected to grow exponentially  2020A  2025E  23%CAGR  US Data Usage per HH1 (GB/Mo)  By 2025…  +3X devices/ HH3      +3X video consumption1        8hrs+ spent online / person2            5Xuplink data demand / HH4      Frontier’s uplink internet traffic has grown more since beginning of the pandemic than in the prior 5 years combined

       Fiber is the best product to meet this demand  Faster download speed  Faster upload speed  Lower latency levels  Source: FCC  Fiber is superior to cable today  Fiber will maintain superiority in the future  25+ year replacement timeline                                                                                              Clear path to 10 Gbps service, at lower capital intensity and lowest cost of delivery given passive infrastructure                                                        10 Gbps      Symmetrical download/upload speed, faster than cable and other emerging wireless technologies, while also delivering the lowest latency    42%      34%      17.6x

Our incumbent position provides significant speed and cost advantages in building new fiber

Overlash aerial copper lines

~$30 benefit per location

Owned long haul transport

~$10 benefit per location

Utilize existing fiber; only replace existing distribution legacy copper

~$30 benefit per location

Existing conduit capacity

~$40 benefit per location

Note: Dollar and percent savings calculated off initial pilot; dollar cost savings are expected to scale up with more expensive build costs


Faster build pace and a ~20% cost advantage

© Frontier Communications.

22

                                                                                                                       23  © Frontier Communications.   We have a structurally advantaged footprint…  88% of markets have only 1 or no competitors      • • • • • • •

…and our footprint is weighted towards attractive states with positive demographic trends

Frontier footprint


MN
WI
MI
NY
CT
PA
IA
NE
NV
UT
IL
IN
OH
WV
AZ
NM
TN
NC
SC
MS
AL
GA

California
3rd
highest state population gain since 2010[1]

Texas
1st
highest population gain since 2010[1]

Florida
2nd
highest state population gain since 2010[1]

1.US census 2010 to 2020 population gain by number of people by state

© Frontier Communications.

Frontier COMMUNICATIONS 24

     Announcing today  25  © Frontier Communications.   10M+ total fiber passings by end of 2025  Total end of 2025    10M+  FY25 Fiber Passings       WAVE 2 Announcing today  ~6M  Fiber builds in next four years        WAVE 1Total end of FY2021    ~4M  FY21 Fiber Passings

We plan to build rapidly to maintain our first-mover advantage

Planned Expansion Fiber Passings[1], M passings



0.1
0.6+
1.0+
1.6+
1.7+
1.7+
2020
2021P
2022P
2023P
2024P
2025P

End of Wave 1: 4M fiber passings by end of 2020[1]

Wave 2: 6M fiber passings from 2022-2025
Rapid acceleration as we become more efficient

Expected build cost per passing:

- **Wave 1:** $500-600
- **Wave 2:** ~$900-1000[2]
- Wave 2 build sequencing balances cost, speed, and efficiency; we are focused on maximizing value from the full build
- We are accelerating market expansion & time to revenue
- Cost per passing in a quarter or year will vary based on population density and terrain

1. Consumer and business locations with less than 5 units per location included in expansion passings plan.
2. Average projected cost for FY 22 through FY 25

© Frontier Communications.

Frontier COMMUNICATIONS 26

   27      Foundation for scaled build in place  Materials                Permitting                    Labor

 Funding the Wave 2 fiber build plan  Our build plans are fully funded through early 2023 with cashand accessible debtcapacity  Wave 3 provides strategic optionality                              Committed to disciplined balance sheet management, not exceeding “midthrees” net leverage                          Access to multiple sources of capital for FY23 and beyond

   We have ~$1.5B of liquidity to help fund build plans…          ~$1.5B current liquidity                                Significant liquidity including:~$1B cash balance as of 06/30/21$535M available capacity in revolving credit facility                                                                                         ~2.2x net leverage at emergence, lowest among peer group  Committed to disciplined balance sheet management; not exceeding “mid-threes” net leverage, consistent with our fiber peers

 …and no debt maturities earlier than 2027    $625M RevolvingCredit Facility    Maturity profile  1. Excludes amortization payments of ~$16 million per year on Term Loan and Rural Utilities loans  Maturity Profile as of June 30, 20211, $M   2031  2021-24  2028  2026  2025  2027  2029  2030

   We plan to have 10M+ fiber passings by end of 2025; Wave 3 also has significant potential  Passings at end of 2025, M   Wave 3: Remaining copperat end of 2025  5M  6M  15M  Wave 2: Fiber build plan 2022 – 2025  4M  Wave 1: Fiber at the end of 2021  Government funding to bridge ‘digital divide’   Legislation Passed  $3.2B: Emergency Broadband Benefit Program (EBBP)$7.2B: Emergency Connectivity Fund / E-Rate Program$10B: American Rescue Plan – Capital Projects Fund$350B: American Rescue Plan – State and Local Fiscal Recovery Fund  ~$370B  $65B: Bipartisan Infrastructure Framework includes funding for last mile deployments and accessibility funding    ~$65B  Legislation proposed

 Wave 3 provides strategic optionality      Upgrade to fiber              Optimize & Hold                    Strategic Options

   Fiber deployment key takeaways              High speed internet even more critical with growing demand  Our build plans are fully funded through early 2023; additional upside from government programs  Fiber is the best product to meet the increasing demand        Today announcing an incremental build of 6M+ fiber passings by end of 2025      Incumbent position creates significant advantages in building fiber

       Strategy focused on 4 levers of value creation        Customer ExperienceDeliver an exceptional endto end customer journey  Fiber DeploymentAccelerate our fiber build  Operational efficiencySimplify and digitize operations  PenetrationWin customers in our fiber footprint  BuildingGigabitAmerica

 We are going to speeds where only fiber can compete  Symmetrical upload/download speeds  Our core network is already 10Gbpsready  Today500 Mbps - 1 Gbps  1Q 20222 Gbps  Later5 - 10 Gbps        Work from home  Gaming  AR/VR  AR/VR  Telehealth  8K content  Competitive  Best in class

 Frontier is doing what cable can’t  With upload speeds 25x faster than cable.

Announcing today: Best in market consumer offering

500 ↑↓ Mbps	1 ↑↓ Gbps[1]
$54.99	**$79.99**
Symmetrical speeds up to 500Mbps	Symmetrical speeds up to 1 Gbps
Stream with high resolution video quality	Our fastest speed available
Telecommute and video conference with confidence	Game with ultimate performance
Multiple users or large families simultaneously	Powering all your users, devices and online activities with no compromises

Announcing today

Best in market consumer offering

Fastest entry speeds

Speeds starting at 500 Mbps

1 Gbps

Top performance

Symmetrical speeds of up to 1Gbps

Compelling value

No Activation Fee. No Hidden Fees. Everyday Low Price

1. Max wired speeds of 940/880, actual speeds may vary

© Frontier Communications.

Frontier COMMUNICATIONS 37

Offer strengthened with introduction of Next Day Install


Your scheduled appointment is on August 6, at 5pm.
Frontier COMMUNICATIONS
Ok.
Thank you :)

Service overview

Scaled to all fiber markets in June 2021

Provides customers with ability to choose next day or preferred install day, including Saturdays

40%+
adoption rate[1]

~5%
increase in close rates

~15%
reduction in cancellations between order and installation

1. Adoption rate of when offered

© Frontier Communications.

Frontier COMMUNICATIONS 38

   We also have a major opportunity in B2B and we are newly focused on Small/Medium businesses  SOURCE: D&B, IDC, FCC, Frontier budget, 2020, Frontier customer data with monthly spend  Frontier’s addressable B2B market (within footprint)  $8.6B  Small(1 – 100)  Medium(100 – 1,000)  Large(1,000+)  Total  Market size, 2020, $ Billions  Category(# of employees)    Increasing focus on SMB and lower complexity enterprises  Offering the most relevant Value Added Services (VAS) bundles for SMB categoryStrong emphasis on inside sales and digital for SMB go-to-market

   We are bringing the same unmatched performance to businesses          Launching best in class speeds of up to 2Gbps, eventually reaching 10Gbps  Including: expanded VoIP and UCaaS solutions, business identity theft protection & LTE back-up  Same unmatched performance  New portfolio of services  +2 Gbps

… and our full suite of business service products

Today	2H, 2021	2022
Managed Workstation / Server Security Package	Multi-Device Security Pro	Managed Wi-Fi
Cloud Storage and Backup	Gateway Security	Wi-fi customer marketing & analytics service
My Premium Tech Pro	Business Identity Theft Protection	LTE backup
Frontier Texting	Online Marketing Bundle	
	Office Productivity	
	Desktop-as-a-Service (DaaS)	
	Expanded VoIP and UCaaS solutions	
	Mesh wi-fi	

© Frontier Communications.

Frontier COMMUNICATIONS 41

       Strategy focused on 4 levers of value creation        Customer ExperienceDeliver an exceptional endto end customer journey  Fiber DeploymentAccelerate our fiber build  Operational efficiencySimplify and digitize operations  PenetrationWin customers in our fiber footprint  BuildingGigabitAmerica

   Renewed focus to create deeper customer relationships  Channel of choiceMeet the customer where they want, whether that’s on the call, over chat, or via app  Proactive issue resolutionStopping problems and addressing pain points before they start  Personalized engagementDifferentiated service and freedom to choose how to engage (e.g., self-service)  Clear value propositionEasy to understand products, transparent pricing & billing, excellent level of care

New customer-centric initiatives in flight

Updated billing & payment flows

Easy to understand billing

e-billing migration

Payment option flexibility (e.g., 1 Click, Express Pay)

IVR optimization & simplification

Simplified & dynamic route optimization

Customer based routing (e.g., Personalized service from a live agent)

New digital customer channels

Self-serve capabilities

AI assisted & agent assisted web & app chat

Improve customer communications

Optimize customer outreach touchpoints

Provide more transparent & clear communications

© Frontier Communications.

Frontier COMMUNICATIONS 44

       Strategy focused on 4 levers of value creation        Customer ExperienceDeliver an exceptional endto end customer journey  Fiber DeploymentAccelerate our fiber build  Operational efficiencySimplify and digitize operations  PenetrationWin customers in our fiber footprint  BuildingGigabitAmerica

   4 core guiding principles for simplification of our operations  Focus on value levers, de-prioritize everything else                        Eliminate inefficiencies, simplifying processes and operations                Guiding Principles  Reduce organizational complexity to accelerate decision making                                            Embed simplification in our DNA, promoting ownership across all levels of the organization  “Frontier 20”                Increase energy efficiency by switching to LED lighting ($5M/yr)  Campaign to solicit suggestions from all employees1,000+ associates participated2,500+ simplification ideas submitted  Consolidate non-utilized equipment, saving space and electricity ($10M/yr)              Right-size landscaping services at 3,000+ facilities ($1M/yr)

 Simplification decisions already in flight      Not reflective of consumer high speed broadband buying behavior  Closeretail stores                Consolidate 30+ excess locations (>1M sq.ft.) to reduce operating expenses and redeploy cash  Divest non-productive real estate                                    Reviewing ancillary businesses with low margin or non-recurring revenues  Review strategic options on ancillary, non-core businesses

     Impact of simplification initiatives          2021    $25M  2022    $100M  2023    $250M  Gross run-rate savings  Additional $150M+ one-time cash benefits from divesting non-core assets

       New team building a culture of trust with our investors, analysts and other stakeholders      Enhanced Investor Reporting package to track progress of value drivers  Active shareholder engagement schedule   Transparency  Accessibility

Investor Reporting Package

Fiber penetration, % of passings


Base Fiber Network
2020 Expansion Cohort @ 12 months
41%
41%
41%
41%
29%
30%
Q3-2020
Q4-2020
Q1-2021
Q2-2021
Cumulative Passings in 2020 Expansion Cohort @ 12 months[1]
9k
17k

What we'll report

Overall Fiber Network

- Penetration
- ARPU
- Revenue
- EBITDA

Base Fiber Network

- Penetration

Expansion Fiber Network

- Penetration of each cohort as passings reach the 12- and 24-month mark
- For example, through Q2 2021, our Expanded Fiber passings achieved 30% penetration on passings at the 12-month mark

1. Penetration includes Consumer and Business passings of < 5 units

© Frontier Communications.

Frontier COMMUNICATIONS 50

 Recap: Major announcements in today’s presentation  10M+ locations passed with fiber  Best in class consumer offering today                                                          by the end of 2025  for all digital needs  Launching 2Gbps in 1Q 2022  to unlock next-gen digital experiences  Targeting $250M run rate savings by FY 2023   from simplifying operations & improving customer experience  Symmetrical 1 Gbps  Symmetrical 2 Gbps

     We are building a long-term winner with significant competitive advantages…  10M+  Fiber passings  4.5M+  Fiber customers  Mid-to-High 40s  EBITDA margin  Wave 2 Steady state  $4B+  Adjusted EBITDA  Late 2022Anticipated inflection point of return to sequential EBITDA growth  20236.6M+ Fiber Passings by endof year as peak build years commence  2025Wave 2 fiber build complete  2026Free Cash Flow positive as Wave 2 concludes and FCF accelerates          Projected Milestones through 2026

 …and our Wave 2 plan would create significant value for stakeholders  1. Benchmarks calculated using publicly available data for ISPs as of March 2021  $3,000-$4,000 /Fiber passing  $300 - $600+ /Copper passing                                      Fiber EV / passing benchmarks1  4M  11M  10M+  5M  End of 2021  2025+  $16-20B  $32-43B+  Implied Enterprise Value  Implied Enterprise Value        Fiber passings  Copper passings  Range would represent an ~8-11X EBITDA multiple of Wave 2 Steady State

 Frontier Investment Thesis  Favorable market structure                           Strong & growing demand                              Clear strategy & purpose            Ample liquidity & access to capital                    Strong & experienced leadership team                            Superior product

   55  © Frontier Communications.           Q&A  • • • • • • •

   56  © Frontier Communications.           Appendix  • • • • • • •

Operating metrics

(Millions unless otherwise noted)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021
Consolidated Passings						
Base Fiber Network	3.2	3.2	3.2	3.2	3.2	3.2
Cumulative 2020 Fiber Builds[1]	0	0	0	0.1	0.1	0.1
Cumulative 2021 Fiber Builds[1]	-	-	-	-	0.1	0.3
Total Fiber	**3.2**	**3.2**	**3.3**	**3.3**	**3.4**	**3.6**
Total Copper	**11.9**	**11.9**	**11.9**	**11.9**	**11.8**	**11.7**
Total Passings	**15.1**	**15.1**	**15.2**	**15.2**	**15.2**	**15.3**
Broadband Customers (thousands)[2]						
Fiber	1,310	1,316	1,323	1,333	1,346	1,358
Copper	1,588	1,565	1,538	1,501	1,474	1,440
Total	**2,898**	**2,881**	**2,861**	**2,834**	**2,820**	**2,798**
Penetration						
Total Fiber	40.6%	40.7%	40.8%	40.3%	39.5%	38.1%
Total Copper	13.6%	13.4%	13.1%	12.8%	12.7%	12.5%
Total	**19.4%**	**19.2%**	**19.1%**	**18.8%**	**18.7%**	**18.5%**
Fiber Penetration by Cohort[3]						
Base Fiber	40.7%	40.8%	41.0%	41.2%	41.3%	41.2%
Cumulative 2020 Fiber Builds[1]	-	-	-	-	28.7%	29.6%

Note: Estimated passings. Total includes both Consumer and Business locations. Due to changes in methodology during the second quarter of 2021, historical periods have been updated to reflect the comparable amounts. Certain figures may not tie to Q2 2021 earnings press release due to rounding.
1. Excludes CAF-related builds.
2. Excludes wholesale.
3. Includes customers in locations that have been passed with fiber for more than twelve months. 2020 fiber builds shown at the twelve-month mark after being passed with fiber.

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57

Operating metrics, continued

(Thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021
Consumer KPIs[1]						
Customer accounts	3,374	3,342	3,306	3,264	3,235	3,196
Net adds	(39)	(32)	(36)	(42)	(30)	(38)
BB net adds	(13)	(10)	(14)	(23)	(9)	(18)
Account churn	1.84%	1.63%	1.81%	1.67%	1.45%	1.54%
ARPC	$88.42	$87.22	$86.75	$87.57	$87.16	$85.65
Fiber Broadband (BB) KPIs[1]						
Consumer Customers	1,215	1,223	1,229	1,238	1,251	1,263
Business Customers[2]	94	93	94	95	95	95
Consumer:						
BB Net adds	10	8	6	9	13	12
BB Churn	1.94%	1.52%	1.80%	1.56%	1.41%	1.53%
BB ARPU	$56.80	$56.92	$57.58	$59.72	$60.73	$63.10
Copper Broadband (BB) KPIs[1]						
Consumer Customers	1,419	1,401	1,381	1,349	1,327	1,297
Business Customers[2]	170	164	157	152	147	143
Consumer:						
BB Net adds	(23)	(18)	(20)	(32)	(22)	(30)
BB Churn	2.36%	2.03%	2.11%	1.96%	1.62%	1.67%
BB ARPU	$41.15	$41.93	$42.16	$42.61	$43.23	$44.80

Note: Operating metrics for the operations located in the remaining 25 states after excluding the Northwest Operations. Certain figures may not tie to Q2 2021 earnings press release due to rounding.
1. Due to changes in methodology during the second quarter of 2021, historical periods have been updated to reflect the comparable amounts.
2. Excludes wholesale.

Frontier COMMUNICATIONS 58

Quarterly Revenue and EBITDA   (Millions)  Q1 2020  Q2 2020  Q3 2020  Q4 2020  Q1 2021  Q2 2021  Revenue              Consumer Fiber  $432   $419   $411   $418   $411   $413   Business and Wholesale Fiber  292   291   278   272   267   267   Total Fiber  724   710   689   689   678   680   Total Copper  937   910   889   867   857   834   Regulatory, USF, TSA  128   133   149   139   140   103   Total Revenue  $1,788   $1,754   $1,726   $1,695   $1,676   $1,616   Adjusted EBITDA              Fiber  $271   $289   $269   $283   $275   $278   Copper  333   319   322   319   311   272   Regulatory, USF, TSA  82   94   99   91   84   83   Total Adjusted EBITDA  $686   $703   $690   $693   $670   $633   Data includes broadband and Non-switched Circuits/Note: Adjusted EBITDA and Operating Free Cash Flows are non-GAAP measures. See later Appendix for reconciliations to closest GAAP measures. Net income of $4.5B during Q2 due to ~$4.2B of reorganization items. Certain figures may not tie to Q2 2021 earnings press release due to rounding.

 Non-GAAP Financial Measures - Consolidated   (Millions)  Q1 2020  Q2 2020  Q3 2020  Q4 2020  Q1 2021  Q2 2021  Net Income (Loss)  (186)  (181)  15  (50)  60  4,580   Add back (Subtract):               Income Tax Expense (Benefit)  (23)  (57)  (11)  7  87  (180)   Interest Expense  383  160  121  98  89  91    Investment and Other (Income) Loss, Net  (5)  20  14  14  (2)  3    Pension Settlement Costs  103  56  -  -  -  -   Loss on Extinguishment of Debt  -  -  -  72  -  -   Reorganization Items, Net  -  142  131  136  25  (4,196)  Operating Income (Loss)  272  140  270  277  259  298   Depreciation and Amortization  415  397  392  394  387  298   EBITDA  $687  $537  $662  $671  $646  $596   Add back:               Pension/OPEB Expense  23  23  24  20  23  21    Restructuring Costs and Other Charges  48  36  3  -  2  16    Stock-based Compensation Expense  1  1  1  -  (1)  -   Storm Related Insurance Proceeds  -  (1)  -  -  -  -   Loss on disposal of Northwest Operations  24  136  -  2  -  -  Adjusted EBITDA  $783  $732  $690  $693  $670  $633                 EBITDA Margin  35.6%  29.8%  38.4%  39.6%  38.5%  36.9%  Adjusted EBITDA Margin  40.5%  40.6%  40.0%  40.9%  40.0%  39.2%  Note: Certain figures may not tie to Q2 2021 earnings press release due to rounding.

 Non-GAAP Financial Measures – Remaining Properties   (Millions)  Q1 2020  Q2 2020  Q3 2020  Q4 2020  Q1 2021  Q2 2021  Net Income (Loss)  (283)  (210)  15  (50)  60  4,580   Add back (Subtract):               Income Tax Expense (Benefit)  (23)  (57)  (11)  7  87  (180)   Interest Expense  383  160  121  98  89  91    Investment and Other (Income) Loss, Net  (5)  20  14  14  (2)  3    Pension Settlement Costs  103  56  -  -  -  -   Loss on Extinguishment of Debt  -  -  -  72  -  -   Reorganization Items, Net  -  142  131  136  25  (4,196)  Operating Income (Loss)  175  111  270  277  259  298   Depreciation and Amortization  415  397  392  394  387  298   EBITDA  $590  $508  $662  $671  $646  $596   Add back:               Pension/OPEB Expense  23  23  24  20  23  21    Restructuring Costs and Other Charges  48  36  3  -  2  16    Stock-based Compensation Expense  1  1  1  -  (1)  -   Storm Related Insurance Proceeds  -  (1)  -  -  -  -   Loss on disposal of Northwest Operations  24  136  -  2  -  -  Adjusted EBITDA  $686  $703  $690  $693  $670  $633                 EBITDA Margin  33.0%  29.0%  38.4%  39.6%  38.5%  36.9%  Adjusted EBITDA Margin  38.4%  40.1%  40.0%  40.9%  40.0%  39.2%  Note: Certain figures may not tie to Q2 2021 earnings press release due to rounding.

 Free Cash Flow – Consolidated    Quarterly Results             (Millions)  Q1 2020  Q2 2020  Q3 2020  Q4 2020  Q1 2021  Q2 2021  Adjusted EBITDA  $783   $732   $690   $693   $670   $633   Pension/OPEB  (23)  (23)  (24)  (20)  (23)  (21)  Cash Interest  (163)  (264)  (121)  (64)  (40)  (128)  Cash Taxes  (1)  0   (5)  (2)  0   (33)  Other1  (71)  121   136   18   85   (103)  Reorganization Items  0   (57)  (131)  (128)  (25)  (1,271)  Restructuring Costs  (48)  (36)  (3)  0   (2)  (16)  Net Cash from Operating Activities  477   473   542   497   665   (939)   Capital Expenditures   (286)  (225)  (314)  (356)  (384)  (385)  Operating Free Cash Flow  $191   $248   $228   $141   $281   ($1,324)  Adjusted Operating Free Cash Flow2  $239   $341   $362   $269   $308   ($37)                Total Non-CAF Build Capital Expenditures3  ($8)  ($11)  ($25)  ($58)  ($101)  ($130)  Note: Periods prior to Q3 2020 include the Northwest Operations. Certain figures may not tie to Q2 2021 earnings press release due to rounding.1. Consists of changes in working capital.2. Adjusted for reorganization items and restructuring costs.3. Represents capital expenditures related to fiber expansion, new subdivisions, and new multi-dwelling units.